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                               SUBJECT TO REVISION
                      SERIES TERM SHEET DATED JUNE 8, 2000


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2000-7
                 $850,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $44,737,000 FLOATING RATE CLASS B CERTIFICATES

                             GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF GREENWOOD TRUST COMPANY OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWOOD MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. GREENWOOD WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.


                           MORGAN STANLEY DEAN WITTER

         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




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         This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2000-7 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES..................   Discover Card Master Trust I, Series
                                        2000-7 Floating Rate Class A Credit Card
                                        Pass-Through Certificates and Discover
                                        Card Master Trust I, Series 2000-7
                                        Floating Rate Class B Credit Card
                                        Pass-Through Certificates.

INTEREST RATE........................   Class A Certificates: LIBOR plus 0.1725%
                                        per year.

                                        Class B Certificates: LIBOR plus _____%
                                        per year.

                                        The Trustee will calculate interest on
                                        the Certificates on the basis of the
                                        actual number of days elapsed and a
                                        360-day year.

                                        "LIBOR" will mean the London interbank
                                        offered rate for three-month United
                                        States dollar deposits, determined two
                                        business days before the start of each
                                        interest accrual period. If an
                                        Amortization Event occurs for Series
                                        2000-7, LIBOR will mean the London
                                        interbank offered rate for one-month
                                        United States dollar deposits,
                                        determined two business days before the
                                        start of each interest accrual period.


INTEREST PAYMENT DATES...............   The 15th day of each March, June,
                                        September and December (or the next
                                        business day), beginning in September
                                        2000, or the 15th day of each month if
                                        an Amortization Event occurs for Series
                                        2000-7.

EXPECTED MATURITY DATES..............   Class A Certificates: June 15, 2007 (or
                                        the next business day). If an
                                        Amortization Event occurs, the Trust
                                        will pay principal monthly and the final principal payment may be made before or after June 15, 2007.

                                        Class B Certificates: June 15, 2007 (or
                                        the next business day). If an
                                        Amortization Event occurs, the Trust
                                        will pay principal monthly and the final payment of principal may be made either before or after June 15, 2007. The Trust must generally pay all Class A principal before it pays any Class B principal.

                                        An "Amortization Event" is an event that will cause the Trust to begin repaying principal on a monthly basis.

SERIES TERMINATION DATE..............   The first business day following
                                        December 15, 2009 (or, if December 15,
                                        2009 is not a business day, the second
                                        business day following December 15,
                                        2009). The Series Termination Date is
                                        the last day on which the Trust will pay principal on the Certificates.



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SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT).........   The Class B Certificates are
                                        subordinated to the Class A
                                        Certificates, up to a specified dollar
                                        amount, known as the "Available
                                        Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT........   Initially $111,842,125, which may be
                                        reduced, reinstated or increased from
                                        time to time. The Available Subordinated
                                        Amount will increase by:

                                        - $4,473,685 after a Supplemental Credit
                                          Enhancement Event, if Greenwood has
                                          not made an Effective Alternative
                                          Credit Support Election;

                                        - $40,263,165 after an Effective
                                          Alternative Credit Support Election,
                                          if a Supplemental Credit Enhancement
                                          Event has occurred; or

                                        - $44,736,850 after an Effective
                                          Alternative Credit Support Election,
                                          if a Supplemental Credit Enhancement
                                          Event has not occurred.

                                        A "Supplemental Credit Enhancement
                                        Event" will occur the first time
                                        Standard & Poor's Ratings Services
                                        withdraws the long-term debt or deposit
                                        rating of Greenwood (or an additional
                                        seller, if any) or reduces this rating
                                        below BBB -.

                                        "Effective Alternative Credit Support
                                        Election" will mean an effective
                                        election made by Greenwood to change the way in which the Trust allocates finance charge collections to this Series. To make this election, Greenwood must deposit additional funds into the cash collateral account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT).........   Greenwood will arrange to have a cash
                                        collateral account established and
                                        funded with $67,105,275 for the direct
                                        benefit of the Class B investors (the
                                        "Credit Enhancement Account") on the
                                        date the Certificates are issued. The
                                        Trustee may withdraw funds from this
                                        account to reimburse the Class B
                                        investors for amounts that would
                                        otherwise reduce their interest in the
                                        Trust or affect their interest payments.

                                        The amount on deposit in this account
                                        may decrease or increase on future
                                        Distribution Dates. A "Distribution
                                        Date" is the 15th calendar day of each
                                        month (or the next business day),
                                        beginning in July 2000.

                                        The maximum amount of Credit Enhancement as of any Distribution Date will be:



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                                        Before a Supplemental Credit Enhancement
                                        Event or an Effective Alternative Credit
                                        Support Election

                                        - 7.5% of the Series Investor Interest
                                          as of the end of the preceding month
                                          (but not less than $8,947,370); or

                                        After a Supplemental Credit Enhancement
                                        Event but before an Effective
                                        Alternative Credit Support Election


                                        - 8.0% of the Series Investor Interest
                                          as of the end of the preceding month
                                          (but not less than $8,947,370); or

                                        After an Effective Alternative Credit
                                        Support Election

                                        - 12.5% of the Series Investor Interest
                                          as of the end of the preceding month
                                          (but not less than $8,947,370).

                                        However, if an Amortization Event has
                                        occurred, the maximum amount of Credit
                                        Enhancement will be the amount on
                                        deposit in the Credit Enhancement
                                        Account on the Distribution Date
                                        immediately before the Amortization
                                        Event occurred.

                                        "Series Investor Interest" will mean
                                        $894,737,000 minus

                                        - the amount of principal collections on
                                          deposit for the benefit of investors
                                          in this Series (after giving effect to
                                          losses of principal on investments of
                                          these funds),
                                        - the aggregate amount of principal
                                          previously paid to investors in this
                                          Series, and
                                        - the aggregate amount of investor
                                          losses resulting from accounts in
                                          which the receivables have been
                                          charged-off as uncollectible (after
                                          giving effect to all provisions in the
                                          Series Supplement to reimburse these
                                          charged-off amounts).

RATING OF THE INVESTOR CERTIFICATES..   The Trust will only issue the
                                        Certificates if Standard & Poor's has
                                        rated the Class A Certificates "AAA" and the Class B Certificates at least "A" and Moody's Investors Service, Inc. has rated the Class A Certificates "Aaa" and has rated the Class B Certificates at least "A2."

ERISA CONSIDERATIONS.................   Greenwood believes that employee benefit
                                        plans subject to ERISA may acquire Class
                                        A Certificates; however, advisers to
                                        these plans should consult their own
                                        counsel. Employee benefit plans subject
                                        to ERISA may not acquire the Class B
                                        Certificates.

LISTING..............................   Greenwood expects to list the
                                        Certificates on the Luxembourg Stock
                                        Exchange to facilitate trading in
                                        non-U.S. markets.


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